UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 29, 2009

PFGI CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-8019-01	04-3659419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 East Ninth Street, Cleveland, Ohio	44114-3484
(Address of Principal Executive Offices)	(Zip Code)

1-800-4204

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On September 29, 2009 PFGI Capital Corporation (the “Company”) entered into a Purchase and Sale Agreement (the “Loan Participation Agreement”) with National City Bank (“NCB”) to sell all of the Company’s CRE Loan Participations, which comprise substantially all of the assets of the Company, to NCB.

On September 29, 2009 the Company entered into a Purchase and Sale Agreement with NCB to purchase certain residential mortgage-backed securities issued by the Federal National Mortgage Association (the “Securities Purchase Agreement”).

On September 29, 2009, the Management Agreement between NCB and the Company (the “Management Agreement”), pursuant to which NCB manages the day-to-day operations of the Company, was amended such that the Company will pay NCB a flat fee of $300,000 per year instead of a fee based on the principal balance of CRE Loan Participations that were held by the Company. The flat fee is roughly equivalent, on an annualized basis, to what the Company was previously paying to NCB under the Management Agreement.

The form of the Loan Participation Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The form of the Securities Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The form of the Amendment to the Management Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the sale of all of the Company’s CRE Loan Participations to NCB, on September 29, 2009, the Company’s Master Participation and Servicing Agreement with NCB, pursuant to which NCB was servicing the loans underlying the Company’s CRE Loan Participations, was terminated.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 29, 2009 the Company completed the sale of substantially all of its assets when it sold all of the Company’s CRE Loan Participations to NCB pursuant to the Loan Participation Agreement described in Item 1.01. The sale was approved by the stockholders at a special meeting of stockholders held on September 29, 2009, and is described more fully in the Information Statement sent to the Company’s stockholders on September 9, 2009. The proceeds to the Company were based on an estimated purchase price of $296,733,275, representing the market value of the Loan Participations plus related accrued interest as of August 31, 2009. The final purchase price will be based on the market value and related accrued interest for the Loan Participations as of September 29, 2009. Within five (5) business days after the market value and related accrued interest for the CRE Loan Participations as of September 29, 2009 are available, NCB will pay the Company the difference between the estimated purchase price and the final purchase price.

On September 29, 2009 the Company used the proceeds, plus cash on hand and a capital infusion from its common stockholder, to purchase certain residential mortgage-backed securities issued by the Federal National Mortgage Association that were owned by NCB for a purchase price of $316,740,873, representing the market value of the securities plus related accrued interest as of September 29, 2009, pursuant to the Securities Purchase Agreement. The purchase is described more fully in the Information Statement sent to the Company’s stockholders on September 9, 2009.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) is included in our Schedule 14C Information Statement, filed on September 9, 2009 and is incorporated herein by reference.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated as of September 29, 2009 by and between PFGI Capital Corporation and National City Bank, with respect to CRE Loan Participations
10.2	Purchase and Sale Agreement, dated as of September 29, 2009 by and between PFGI Capital Corporation and National City Bank, with respect to certain residential mortgage-backed securities
10.3	Amendment Agreement, dated as of September 29, 2009 by and between PFGI Capital Corporation and National City Bank
99.1	Unaudited Pro Forma Condensed Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFGI Capital Corporation.
(Registrant)

	By:	/s/ Doris M. Malinowski
	Name:	Doris M. Malinowski
Date: October 5, 2009	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Number	Description	Method of Filing

10.1	Purchase and Sale Agreement, dated as of September 29, 2009 by and between PFGI Capital Corporation and National City Bank, with respect to CRE Loan Participations	Filed herewith.
10.2	Purchase and Sale Agreement, dated as of September 29, 2009 by and between PFGI Capital Corporation and National City Bank, with respect to certain residential mortgage backed securities	Filed herewith.
10.3	Amendment Agreement, dated as of September 29, 2009 by and between PFGI Capital Corporation and National City Bank	Filed herewith.
99.1	Unaudited Pro Forma Condensed Financial Information	Incorporated by reference from Schedule 14C filed on September 9, 2009.